UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 643, Thompson Falls, MT 59873

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (406) 827-3523

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

The results of the votes on the three matters considered at the 2023 Annual Shareholders Meeting of United States Antimony Corporation (the “Company” and “USAC”) on December 29, 2023 are as follows. Each of the proposals received the requisite vote for approval.

1.	To elect the following directors to serve a one-year term expiring in 2024:

	FOR	WITHHOLD

Gary C. Evans	19,555,857	11,663,095

Blaise Aguirre, MD	15,851,810	15,367,142

Lloyd Joseph Bardswich	22,731,776	8,487,176

Michael McManus	22,711,870	8,507,082

2.	To approve the proposed Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
21,434,758	9,595,855	188,339

3.	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal years ending December 31, 2023.

FOR	AGAINST	ABSTAIN
58,481,395	7,512,697	89,111

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: January 9, 2024	By:	/s/ Richard R. Isaak
Richard R. Isaak
SVP, Chief Financial Officer

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